DREYFUS EMERGING LEADERS FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Emerging Leaders Fund (the “Fund”), you are being asked to vote on a Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Small Company Value Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Acquiring Fund and the Fund. The Fund and the Acquiring Fund are both series of Advantage Funds, Inc. (the “Company”).

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company’s Board that the Fund be consolidated with the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a substantially similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund, like the Fund, normally invests in securities of small capitalization companies. The Acquiring Fund has a better performance record and a lower net expense ratio than the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company’s Board of Directors has unanimously approved the proposed reorganization. The Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a better performance record and a lower net expense ratio than the Fund. The Company’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely,
J. David Officer President Advantage Funds, Inc.

August 8, 2008

TRANSFER OF THE ASSETS OF

DREYFUS EMERGING LEADERS FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS SMALL COMPANY VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS EMERGING LEADERS FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Small Company Value Fund (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about December 17, 2008 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Emerging Leaders Fund (the “Fund”). You will receive shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Advantage Funds, Inc. (the “Company”).

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which, after the reorganization, will have more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record and a lower net expense ratio than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation. Each fund invests primarily in securities of small capitalization companies. To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The Fund considers small companies to be those companies with market capitalizations that fall within the range of the Russell 2000® Index at the time of purchase. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of companies with market capitalizations within the range of companies in the Russell 2000 Value® Index at the time of purchase. Each fund’s investments may include common stocks, preferred stocks, and convertible securities, including those purchased in initial public offerings. The Fund may invest up to 25% and the Acquiring Fund may invest up to 15% of its respective assets in the securities of foreign issuers. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund’s and the Acquiring Fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of the Fund’s average daily net assets. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund’s average daily net assets. In addition, the Acquiring Fund had a lower net expense ratio than the Fund, as of the Fund’s most recent fiscal year end, after any current fee waiver and/or expense reimbursement arrangements.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund and the Acquiring Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne pro rata by the funds, based on their aggregate net assets.

HOW DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company’s Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Company’s Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective, substantially similar investment policies and a better performance record than the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a better performance record and a  lower net expense ratio than the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Company’s Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS EMERGING LEADERS FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Emerging Leaders Fund (the “Fund”), a series of Advantage Funds, Inc. (the “Company”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, October 15, 2008, at 9:30 a.m., for the following purposes:

1.

To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Small Company Value Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 5, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors
Michael A. Rosenberg Secretary

New York, New York

August 8, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS EMERGING LEADERS FUND

(A Series of Advantage Funds, Inc.)

To and in Exchange for Shares of

DREYFUS SMALL COMPANY VALUE FUND

(A Series of Advantage Funds, Inc.)

PROSPECTUS/PROXY STATEMENT

AUGUST 1, 2008

_______________________________________

Special Meeting of Shareholders

To Be Held on Wednesday, October 15, 2008

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Advantage Funds, Inc. (the “Company”), on behalf of Dreyfus Emerging Leaders Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Wednesday, October 15, 2008, at 9:30 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 5, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Small Company Value Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated August 1, 2008, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

_____________________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

_____________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

_____________________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have substantially similar investment objectives and investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation. Each fund invests primarily in securities of small capitalization companies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The Acquiring Fund, like the Fund, is a series of the Company. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated January 1, 2008, Annual Report for its fiscal year ended August 31, 2007 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended February 29, 2008 accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended August 31, 2007 or Semi-Annual Report for the six-month period ended February 29, 2008, please call your financial adviser, or call 1-800-645-6561, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2008, 11,043,199 Fund shares were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about August 19, 2008.

TABLE OF CONTENTS

Summary	4
Reasons for the Reorganization	12
Information about the Reorganization	13
Additional Information about the Acquiring Fund and the Fund	15
Voting Information	15
Financial Statements and Experts	17
Other Matters	17
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	17
Exhibit A: Plan of Reorganization	A-1
Exhibit B: Form of Articles of Amendment	B-1

APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND’S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company’s Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro ratadistribution of the Acquiring Fund’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Company’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment objectives and investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation. Each fund’s investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund’s outstanding voting shares.

To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The Fund considers small companies to be those companies with market capitalizations, at the time of purchase, that fall within the range of the Russell 2000® Index, the Fund’s benchmark. As of April 30, 2008, the market capitalization range of the Russell 2000® Index was between $10 million and $7.4 billion. The Fund also may invest up to 25% of its assets in foreign securities.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of companies with market capitalizations, at the time of purchase, within the range of companies in the Russell 2000 Value® Index, the Acquiring Fund’s benchmark. As of April 30, 2008, the market capitalization range of the Russell 2000 Value® Index was between $10 million and $7.4 billion. The Acquiring Fund also may invest up to 15% of its assets in foreign securities.

Because each fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of a fund’s holdings can have market capitalizations outside of the range of the relevant index at any given time. Each fund’s investments may include common stocks, preferred stocks, and convertible securities, including those purchased in initial public offerings (“IPOs”) or shortly thereafter.

The Fund’s portfolio managers construct the Fund’s portfolio through a “bottom-up,” structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. The Fund generally attempts to have a neutral exposure to industries and capitalizations relative to its benchmark. Finally, within each sector and style subset, the Fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The investment process is driven by computer models that identify and rank stocks based on:

•	fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises
•

relative value, based on measures that reflect whether a stock is trading inexpensively, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for the stock compared to its past, its peers and the models’ overall stock universe

•	long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons
•	additional factors, such as technical factors, trading by company insiders or share issuance/buyback data

The Acquiring Fund’s portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Acquiring Fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:

•

relative value, or how a stock is valued relative to its intrinsic worth based on traditional value measures, such as price-to-earnings or price-to-book ratios. Estimates of fair values are based on comparisons to industry averages or historic norms rather than solely on an average of the overall market

•	business health, or overall efficiency and profitability as measured by return on assets and return on equity
•	business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near-term to mid-term

               The Acquiring Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager’s expectations.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund’s portfolio securities.

The Acquiring Fund is permitted to engage in leverage through borrowing money to purchase securities. The Fund may borrow money only for temporary or emergency purposes.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

Each fund is a “diversified” fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on either the Fund’s or the Acquiring Fund’s investment management policies, see “Goal/Approach” in the relevant Prospectus and “Description of the Company and Funds” in the funds’ combined Statement of Additional Information.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

•

Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund’s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of a fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. The Acquiring Fund seeks to invest in stocks of value companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Securities selected based on a relative value investment process may be more volatile than those selected using a traditional value approach.`

•

Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause such fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

•

Derivatives risk. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwisecomply with the derivative instruments’ terms.

•

Leveraging risk. To the extent the Fund or the Acquiring Fund uses leverage, such as, with respect to the Acquiring Fund, borrowing money to purchase securities or engaging in reverse repurchase agreements, or, with respect to each fund, entering into futures contracts or forward currency contracts, lending portfolio securities and engaging in forward commitment transactions, the respective fund’s gains or losses may be magnified.

•

Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. Short sales expose a fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•

IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund’s after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See “Main Risks” in the relevant Prospectus and “Description of the Company and Funds” in the funds’ combined Statement of Additional Information for a more complete description of investment risks.

Fees and Expenses. The fees and expenses set forth below for the Fund and the Acquiring Fund are as of each fund’s fiscal year ended August 31, 2007, adjusted to include estimated costs of the Reorganization totaling $92,000. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of each fund as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization had it occurred on such date (including estimated costs of the Reorganization totaling $92,000). Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of the Fund’s average daily net assets. The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund’s average daily net assets. In addition, the Acquiring Fund had a lower net expense ratio than the Fund, as of the Fund’s most recent fiscal year end. Neither fund charges any sales loads, redemption fees or exchange fees.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	Fund	Acquiring Fund	Pro Forma After Reorganization Acquiring Fund
Management fees	0.90%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses*	0.19%	0.22%	0.18%
Total	1.34%	1.22%	1.18%
Fee waiver and/or expense reimbursement	(0.00)%**	N/A	N/A
Net operating expenses	1.34%	1.22%	1.18%

____________

*

Reflects estimated expenses of $92,000 or 0.01% of each fund’s average daily net assets in connection with the Reorganization, which will be borne pro rata by the funds, based on their aggregate net assets.

**	Dreyfus has contractually agreed, as to the Fund, to waive receipt of its fees and/or assume the expenses of the Fund, until at least March 31, 2009, so that the net operating expenses of the Fund’s shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses (which include estimated Reorganization expenses) and shareholder servicing fees, but including the management fee) do not exceed 1.20%.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example for the Fund is based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years

Fund shares	$136	$425	$734	$1,613

Acquiring Fund shares	$124	$387	$670	$1,477

Pro Forma-After Reorganization Acquiring Fund shares	$120	$375	$649	$1,432

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund’s shares from year to year. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund to those of the Russell 2000 Value® Index, an unmanaged index designed to measure the performance of small-cap value stocks, and the Russell 2000® Index, an unmanaged index designed to measure the performance of small-cap stocks. The table for the Fund compares the average annual total returns of the Fund also to those of the Russell 2000 Value® Index and the Russell 2000® Index. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund

Year-by-year total returns as of 12/31 each year (%)

-6.26	+21.26	+5.40	+28.59	-41.25	+86.58	+12.72	+7.16	+5.04	+4.91
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q4 ‘01	+41.02%
Worst Quarter:	Q3 ‘02	-36.65%

The year-to-date total return of the Acquiring Fund’s shares as of 6/30/08 was -9.45%.

Acquiring Fund

Average annual total returns as of 12/31/07

	1 Year	5 Years	10 Years
Acquiring Fund returns before taxes	4.91%	19.95%	8.44%
Acquiring Fund returns after taxes on distributions	-0.70%	18.09%	5.93%
Acquiring Fund returns after taxes on distributions and sale of fund shares	5.07%	16.98%	5.94%
Russell 2000 Value®Index reflects no deduction for fees, expenses or taxes	-9.78%	15.80%	9.06%
Russell 2000®Index reflects no deduction for fees, expenses or taxes	-1.57%	16.25%	7.08%

Fund—

Year-by-year total returns as of 12/31 each year (%)

+8.56	+38.26	+9.49	-9.91	-20.16	+39.48	+14.23	+9.17	+7.07	-10.93
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q4 ‘98	+24.00%
Worst Quarter:	Q3 ‘02	-21.04%

The year-to-date total return of the Fund’s shares as of 6/30/08 was -8.59%.

Fund

Average annual total returns as of 12/31/07

	1 Year	5 Years	10 Years
Fund returns before taxes	-10.93%	10.65%	6.97%
Fund returns after taxes on distributions	-13.28%	8.87%	6.00%
Fund returns after taxes on distributions and sale of fund shares	-3.92%	9.43%	6.17%
Russell 2000 Value®Index reflects no deduction for fees, expenses or taxes	-9.78%	15.80%	9.06%
Russell 2000®Index reflects no deduction for fees, expenses or taxes	-1.57%	16.25%	7.08%

Investment Adviser. The investment adviser for each fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $316 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Company’s Board approving the Acquiring Fund’s management agreement with Dreyfus is available in the Acquiring Fund’s Annual Report for the fiscal year ended August 31, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Primary Portfolio Managers. The Fund and the Acquiring Fund have different portfolio managers. The Acquiring Fund’s portfolio manager will continue to manage the Acquiring Fund after the proposed Reorganization. David A. Daglio has been the Acquiring Fund’s primary portfolio manager since August 2005. Mr. Daglio is a senior vice president of The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, where he has been employed since 1997. In April 2001, Mr. Daglio became a dual employee of TBCAM and Dreyfus.

Investment decisions for the Fund have been made since June 2005 by members of the Smallcap Team of Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, each of whom also is an employee of Dreyfus and manages the Fund in that capacity. The team members are Oliver Buckley, Langton C. Garvin and Kristin Crawford. Mr. Buckley is a senior vice president and senior portfolio manager of Franklin Portfolio, which he joined in 2000. Mr. Garvin is a senior vice president and senior portfolio manager of Franklin Portfolio, which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a vice president and portfolio manager of Franklin Portfolio, which she joined in 2000. There are no limitations on the role of a committee member with respect to making investment decisions for the Fund.

Board Members. As the Fund and the Acquiring Fund are both series of the Company, each fund has the same Board members. None of the Board members of the Company is an “interested person” (as defined in the 1940 Act) of the funds (“Independent Board Members”).

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization. The Fund and the Acquiring Fund have each classified their shares into a single undesignated class of common stock. The following table sets forth, as of February 29, 2008, (1) the capitalization of the Fund’s shares, (2) the capitalization of the Acquiring Fund’s shares and (3) the pro forma capitalization of the Acquiring Fund’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund	Adjustments	Pro Forma After Reorganization Acquiring Fund
Total net assets	$282,037,908	$104,615,252	$(92,000)*	$386,561,160
Net asset value per share	$23.57	$19.75		$19.75
Shares outstanding	11,964,705	5,295,895	2,314,186**	19,574,786

_________________

*  Reflects the estimated costs of the Reorganization, which will be borne pro rata by the funds, based on their aggregate net assets.

** Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

The Fund’s and the Acquiring Fund’s total net assets, as of February 29, 2008, were $282,037,908 and $104,615,252, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See “Account Policies—Buying shares,” “Services for Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Buy Shares” and “Shareholder Services” in the funds’ combined Statement of Additional Information for a discussion of purchase procedures.

Shareholder Services Plan. Shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay MBSC Securities Corporation, each fund’s distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant fund’s shares for providing shareholder services. See “Distribution Plan and Shareholder Services Plan—Shareholder Services Plan” in the funds’ combined Statement of Additional Information for a discussion of the Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See “Account Policies—Selling shares,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Redeem Shares” in the funds’ combined Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends or distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are the same. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the funds’ combined Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company’s Board that the Fund be consolidated with the Acquiring Fund. The Company’s Board has concluded, with respect to the Fund and the Acquiring Fund, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a better performance record and a lower net expense ratio than the Fund, without diluting such shareholders’ interests. As of February 29, 2008, the Fund had net assets of approximately $282 million and the Acquiring Fund had net assets of approximately $105 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Company’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, the Company’s Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization.

For the reasons described above, the Company’s Board, which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on December 17, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Account Policies—Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the funds’ combined Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund and the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares.

The total expenses of the Reorganization are expected to be approximately $92,000, which will be borne by the funds pro rata based on their aggregate net assets. In addition to use of the mails, proxies may be solicited personally or by telephone, and the funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company’s Board. The cost of any such outside solicitation firm, which would be borne by the funds, is estimated to be approximately $30,000, which amount is included in the estimated total expenses of the Reorganization listed above. The funds also will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Approval of Articles of Amendment. In connection with the Reorganization, effective as of the Closing Date, the Company will amend its Articles of Incorporation (by filing with the State Department of Assessments and Taxation of Maryland Articles of Amendment in the form approved by the Board, a copy of which is attached hereto as Exhibit B) to: (a) reclassify all of the issued and outstanding shares of the Fund into such number of issued and outstanding shares of the Acquiring Fund as is determined in the manner described above on the Closing Date and (b) reclassify all of the authorized but unissued shares of the Fund into authorized but unissued shares of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the Articles of Amendment.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of its fiscal year ended August 31, 2007, the Fund did not have any capital loss carryforward.

Required Vote and Board’s Recommendation

The Company’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY’S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund and the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s and the Fund’s Prospectus, forming a part of the Company’s Registration Statement on Form N-1A (File No. 33-51061).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of June 30, 2008, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	12.7480%	9.2204%

State Street Bank & Trust Co., Trustee for Red Cross Savings Plan 105 Rosemont Rd Westwood, MA 02090-2318	7.7816%	5.6283%

Pims/Prudential Retirement As Nominee for the Trustee/Cust Pl 820 Komatsu America Corp. One Continental Towers 1701 West Golf Road Rolling Meadows, IL 60008-4227	7.7009%	5.5699%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6.4136%	7.7440%

As of June 30, 2008, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the Acquiring Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	11.2211%	7.7440%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.9234%	2.7460%

As of June 30, 2008, Board members and officers of the Company, as a group, owned less than 1% of the Fund’s or the Acquiring Fund’s outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund and the Acquiring Fund for their fiscal year ended August 31, 2007 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of July 15, 2008 (the “Plan”), adopted with respect to DREYFUS EMERGING LEADERS FUND (the “Fund”) and DREYFUS SMALL COMPANY VALUE FUND (the “Acquiring Fund”), each a series of ADVANTAGE FUNDS, INC. (the “Company”), a Maryland corporation.

This Plan is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares (“Acquiring Fund Shares”) of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the “Reorganization”).

WHEREAS, the Fund and the Acquiring Fund are each series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization.

1.	THE REORGANIZATION.

1.1      Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2      The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3      The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4      Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5      The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6      As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9      Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

2.	VALUATION.

2.1      The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.2      The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company’s Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3      The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4      All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1      The Closing Date shall be December 17, 2008, or such other date as the Company may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the Company may determine.

3.2      The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4      The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

4.	CONDITIONS PRECEDENT.

4.1      The Company’s obligation to implement this Plan on the Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

(b) The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the adoption and performance of this Plan result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments outstanding that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund’s five fiscal years ended August 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since August 31, 2007, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The proxy statement of the Company, on behalf of the Fund (the “Proxy Statement”), included in the Registration Statement referred to in paragraph 5.4, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2      The Company’s obligation to implement this Plan on the Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Acquiring Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the adoption and performance of this Plan by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended August 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since August 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Plan will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Proxy Statement included in the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2      The Company will call a meeting of the Fund’s shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3      Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.4      The Company will prepare a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Company (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund’s shareholders to consider approval of this Plan.

5.5      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7      As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan.

6.1      This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company’s Charter and the 1940 Act.

6.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Company may waive any of such conditions.

6.4      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5      The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

6.6      The Company shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the covenants made in this Plan, and on representations and warranties made in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

7.	TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1      This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Company’s Board at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the Company’s Board, make proceeding with the Reorganization inadvisable.

7.2      If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the Company, or the Company’s Board members or officers, or the Fund or the Acquiring Fund or their respective shareholders, as the case may be, in respect of this Plan.

7.3      The Board may amend, modify or supplement this Plan in any manner at any time before the meeting of the Fund’s shareholders referred to in paragraph 5.2.

7.4      The expenses of the Reorganization will be borne pro rata by the Fund and the Acquiring Fund, based on their aggregate net assets.

8.	WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Company’s Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

9.	MISCELLANEOUS.

9.1      This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Company shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2      This Plan shall bind and inure to the benefit of the Company and its successors and assigns. The Company’s obligations under this Plan are not binding on or enforceable against any series of the Company other than the Fund and the Acquiring Fund (each a “Reorganizing Series”), but are only binding on and enforceable against the Reorganizing Series’ respective property. The Company, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company, on behalf of the Fund and the Acquiring Fund, and its successors and assigns, any rights or remedies under or by reason of this Plan.

EXHIBIT B

FORM OF ARTICLES OF AMENDMENT

ADVANTAGE FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:             The charter of the Corporation is hereby amended by reclassifying and changing all of the shares of Common Stock of its Dreyfus Emerging Leaders Fund series (“Emerging Leaders Fund”) to shares of Common Stock of its Dreyfus Small Company Value Fund series (“Value Fund”), on terms set forth herein.

SECOND:        Upon effectiveness of these Articles of Amendment:

(a)      All of the assets and liabilities belonging to the Emerging Leaders Fund and attributable to its shares shall be conveyed, transferred and delivered to the Value Fund and shall thereupon become and be assets and liabilities belonging to the Value Fund and attributable to its shares, respectively.

(b)      Each of the issued and outstanding shares (and fractions thereof) of the Emerging Leaders Fund will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding shares of the Value Fund in such number of such shares as shall be determined by dividing the net asset value of a share of the Emerging Leaders Fund by the net asset value of a share of the Value Fund, all determined as of the effective time of these Articles of Amendment.

(c)       Each unissued share (or fraction thereof) of the Emerging Leaders Fund will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Value Fund as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Value Fund being increased by 100 million shares, less the number of respective issued and outstanding shares of the Value Fund resulting from paragraph (b) above.

(d)      Open accounts on the share records of the Value Fund shall be established representing the appropriate number of shares of stock owned by the former holders of shares of the Emerging Leaders Fund.

THIRD:           This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof and does not amend the description of any class of stock as set forth in the Charter. The amendment reclassifies and changes the 100,000,000 previously authorized shares of the Emerging Leaders Fund to 100,000,000 additional authorized shares of the Value Fund.

FOURTH:       Outstanding certificates representing issued and outstanding shares of the Emerging Leaders Fund immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number, calculated as set forth above, of shares of the Value Fund. Certificates representing shares of the Value Fund resulting from the aforesaid change and reclassification need not be issued until certificates representing the shares of the Emerging Leaders Fund so changed and reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

FIFTH:             This amendment has been duly authorized and declared advisable by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

SIXTH:            These Articles of Amendment shall be effective as of 5:00 p.m., December 17, 2008.

The Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment of the Corporation’s charter are true in all material respects, and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, Advantage Funds, Inc. has caused this instrument to be signed in its name and on its behalf by its Vice President, and witnessed by its Secretary, on December 17, 2008.

ADVANTAGE FUNDS, INC.

By: ___________________________
Jeff Prusnofsky
Vice President

WITNESS:

_______________________

Michael A. Rosenberg

Secretary

DREYFUS EMERGING LEADERS FUND

The undersigned shareholder of Dreyfus Emerging Leaders Fund (the “Fund”), a series of Advantage Funds, Inc. (the “Company”), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 5, 2008 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, October 15, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope ______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.

To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Small Company Value Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2008

Acquisition of the Assets of
DREYFUS EMERGING LEADERS FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Shares of DREYFUS SMALL COMPANY VALUE FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard Uniondale, New York 11556-0144

1-800-645-6561

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 1, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Emerging Leaders Fund (the “Fund”), a series of Advantage Funds, Inc. (the “Company”), in exchange for shares of Dreyfus Small Company Value Fund (the “Acquiring Fund”), also a series of the Company. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s and the Fund’s Statement of Additional Information dated

January 1, 2008.

2.	The Acquiring Fund’s and the Fund’s Annual Report for the fiscal year ended

August 31, 2007.

3.	The Acquiring Fund’s and the Fund’s Semi-Annual Report for the six-month period ended February 29, 2008.
4.	Pro forma financials for the combined Fund and Acquiring Fund as of

February 29, 2008

The Acquiring Fund’s and the Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s and the Fund’s Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated August 1, 2008 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s and the Fund’s Statement of Additional Information dated January 1, 2008 is incorporated herein by reference to the Company’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, filed on December 28, 2007 (File No. 33-51061). The financial statements of the Acquiring Fund and the Fund are incorporated herein by reference to each fund’s Annual Report for its fiscal year ended August 31, 2007, filed on October 29, 2007.

PRO FORMA STATEMENT OF INVESTMENTS
Dreyfus Small Company Value Fund
February 29, 2008 (Unaudited)	Dreyfus Small Company Value Fund		Dreyfus Emerging Leaders Fund		Pro Forma Combined (*)	Dreyfus Small Company Value Fund	Dreyfus Emerging Leaders Fund	Dreyfus Small Company Value Fund Pro Forma Combined (*)
Common Stocks--97.4%	Shares					Value ($)		(Note 1)
Commercial & Professional Services--7.1%
Anixter International			48,800	[a,b]	48,800		3,191,032	3,191,032
COMSYS IT Partners			36,800	[a,b]	36,800		346,656	346,656
Concur Technologies			9,700	[b]	9,700		283,628	283,628
Deluxe			113,400	[a]	113,400		2,362,122	2,362,122
Dollar Financial			13,000	[b]	13,000		292,110	292,110
Ennis			148,200		148,200		2,365,272	2,365,272
Greenfield Online			97,300	[b]	97,300		1,316,469	1,316,469
Nash Finch			20,100	[a]	20,100		704,907	704,907
Perficient			35,500	[a,b]	35,500		299,975	299,975
Performance Food Group			80,200	[a,b]	80,200		2,606,500	2,606,500
Rush Enterprises, Cl. A			178,399	[a,b]	178,399		2,643,873	2,643,873
School Specialty			61,500	[a,b]	61,500		1,876,980	1,876,980
Spartan Stores			62,459	[a]	62,459		1,316,636	1,316,636
Spherion			130,400	[b]	130,400		844,992	844,992
TeleTech Holdings			138,200	[b]	138,200		3,119,174	3,119,174
United Stationers			32,000	[b]	32,000		1,579,520	1,579,520
Wright Express			75,100	[b]	75,100		2,173,394	2,173,394
							27,323,240	27,323,240
Consumer Discretionary--2.9%
Champion Enterprises	92,300	[a,b]			92,300	819,624		819,624
Crocs	53,910	[a,b]			53,910	1,311,091		1,311,091
Drew Industries	29,530	[b]			29,530	796,129		796,129
Hanesbrands	51,880	[a,b]			51,880	1,509,708		1,509,708
Live Nation	130,180	[a,b]			130,180	1,545,237		1,545,237
Liz Claiborne	30,250	[a]			30,250	537,845		537,845
MDC Holdings	11,170	[a]			11,170	467,800		467,800
NVR	835	[a,b]			835	451,468		451,468
Polaris Industries	31,240	[a]			31,240	1,192,743		1,192,743
True Religion Apparel	133,020	[a,b]			133,020	2,717,599		2,717,599
						11,349,244		11,349,244
Consumer Durables--1.1%
Cooper Tire & Rubber			65,500	[a]	65,500		1,183,585	1,183,585
Fossil			34,000	[a,b]	34,000		1,094,120	1,094,120
LoJack			59,400	[b]	59,400		741,312	741,312
Polaris Industries			32,800	[a]	32,800		1,252,304	1,252,304
							4,271,321	4,271,321
Consumer Non-Durables--4.0%
American Greetings, Cl. A			131,400	[a]	131,400		2,472,948	2,472,948
Cal-Maine Foods			69,300	[a]	69,300		2,390,850	2,390,850
Elizabeth Arden			133,700	[b]	133,700		2,436,014	2,436,014
Perry Ellis International			46,900	[a,b]	46,900		918,771	918,771
Sanderson Farms			69,100	[a]	69,100		2,408,826	2,408,826
USANA Health Sciences			46,600	[a,b]	46,600		1,452,988	1,452,988
Warnaco Group			91,200	[b]	91,200		3,425,472	3,425,472
							15,505,869	15,505,869
Consumer Services--4.4%
DeVry			23,500		23,500		1,032,590	1,032,590
Jack in the Box			119,300	[b]	119,300		3,134,011	3,134,011
Morgans Hotel Group			36,500	[a,b]	36,500		559,910	559,910
Pinnacle Entertainment			95,100	[a,b]	95,100		1,489,266	1,489,266
Pre-Paid Legal Services			44,800	[b]	44,800		2,134,720	2,134,720
Priceline.com			30,200	[a,b]	30,200		3,443,404	3,443,404
Scholastic			30,000	[a,b]	30,000		1,046,100	1,046,100
Sinclair Broadcast Group, Cl. A			278,600	[a]	278,600		2,571,478	2,571,478
World Wrestling Entertainment, Cl. A			89,100	[a]	89,100		1,577,070	1,577,070
							16,988,549	16,988,549
Consumer Staples--2.7%
Alberto-Culver	48,710				48,710	1,305,428		1,305,428
Great Atlantic & Pacific Tea	21,080	[a,b]			21,080	570,846		570,846
Herbalife	23,380				23,380	977,985		977,985
Longs Drug Stores	32,170	[a]			32,170	1,545,125		1,545,125
NU Skin Enterprises, Cl. A	45,730				45,730	757,289		757,289
Pilgrim's Pride	38,930	[a]			38,930	913,298		913,298
Sanderson Farms	15,660	[a]			15,660	545,908		545,908
Smithfield Foods	56,210	[a,b]			56,210	1,548,585		1,548,585
Winn-Dixie Stores	148,004	[a,b]			148,004	2,419,865		2,419,865
						10,584,329		10,584,329
Electronic Technology--7.1%
Advanced Energy Industries			128,600	[b]	128,600		1,648,652	1,648,652
Amkor Technology			313,600	[a,b]	313,600		3,672,256	3,672,256
Comtech Group			92,800	[b]	92,800		970,688	970,688
Comtech Telecommunications			48,700	[a,b]	48,700		2,112,606	2,112,606
Cubic			45,900		45,900		1,173,663	1,173,663
EMS Technologies			29,100	[b]	29,100		837,789	837,789
Foundry Networks			163,800	[b]	163,800		1,944,306	1,944,306
Hexcel			153,100	[b]	153,100		3,091,089	3,091,089
Immersion			48,300	[a,b]	48,300		407,169	407,169
Intevac			187,500	[a,b]	187,500		2,407,500	2,407,500
Novatel Wireless			151,700	[a,b]	151,700		1,604,986	1,604,986
Oplink Communications			113,000	[a,b]	113,000		1,404,590	1,404,590
Pericom Semiconductor			149,000	[b]	149,000		1,986,170	1,986,170
Sigma Designs			46,800	[a,b]	46,800		1,378,260	1,378,260
Taser International			126,400	[a,b]	126,400		1,424,528	1,424,528
TTM Technologies			120,300	[b]	120,300		1,325,706	1,325,706
							27,389,958	27,389,958
Energy--5.5%
Berry Petroleum, Cl. A			15,500		15,500		637,205	637,205
Bois d'Arc Energy			121,600	[a,b]	121,600		2,610,752	2,610,752
Callon Petroleum			167,800	[a,b]	167,800		3,094,232	3,094,232
Comstock Resources			13,200	[b]	13,200		479,160	479,160
CVR Energy	108,870	[a,b]			108,870	3,059,247		3,059,247
Goodrich Petroleum	30,860	[a,b]			30,860	744,652		744,652
Holly	17,150				17,150	915,638		915,638
Mariner Energy			24,800	[a,b]	24,800		687,704	687,704
PetroHawk Energy	115,500	[b]	162,600	[a,b]	278,100	2,088,240	2,939,808	5,028,048
SandRidge Energy	2,580	[b]			2,580	97,111		97,111
SandRidge Energy	42,000	[b,c]			42,000	1,580,880		1,580,880
Stone Energy			45,700	[b]	45,700		2,319,732	2,319,732
						8,485,768	12,768,593	21,254,361
Financial--16.4%
Advanta, Cl. B			181,800	[a]	181,800		1,403,496	1,403,496
American Physicians Capital			50,800	[a]	50,800		2,241,804	2,241,804
Argo Group International Holdings	26,126	[b]			26,126	977,635		977,635
Ashford Hospitality Trust			152,300	[a]	152,300		1,012,795	1,012,795
Assured Guaranty	107,860				107,860	2,766,609		2,766,609
Cardinal Financial	50,320				50,320	400,044		400,044
Cathay General Bancorp			20,800	[a]	20,800		455,936	455,936
City Holding			45,200	[a]	45,200		1,683,248	1,683,248
Cypress Sharpridge	211,900	[c]			211,900	1,430,325		1,430,325
Digital Realty Trust			97,100	[a]	97,100		3,485,890	3,485,890
Extra Space Storage			185,300	[a]	185,300		2,792,471	2,792,471
FelCor Lodging Trust			210,800		210,800		2,660,296	2,660,296
First Cash Financial Services	92,670	[b]			92,670	866,465		866,465
First Midwest Bancorp			64,400	[a]	64,400		1,677,620	1,677,620
FirstMerit			26,700	[a]	26,700		501,159	501,159
Frontier Financial			119,800	[a]	119,800		1,794,604	1,794,604
Getty Realty			73,500	[a]	73,500		1,974,210	1,974,210
GFI Group			26,000		26,000		1,990,300	1,990,300
Greenhill & Co.			34,800	[a]	34,800		2,262,348	2,262,348
Hanover Insurance Group	38,830				38,830	1,696,483		1,696,483
Inland Real Estate			234,800	[a]	234,800		3,273,112	3,273,112
Knight Capital Group, Cl. A	33,620	[b]			33,620	538,929		538,929
Max Capital Group			63,800		63,800		1,769,812	1,769,812
MFA Mortgage Investments	246,950				246,950	2,360,842		2,360,842
National Health Investors			13,800		13,800		415,794	415,794
Odyssey Re Holdings			13,700		13,700		495,666	495,666
optionsXpress Holdings			27,600		27,600		639,216	639,216
PartnerRe	9,350	[a]			9,350	718,921		718,921
Phoenix Cos.			199,300	[a]	199,300		2,268,034	2,268,034
Presidential Life			80,700	[a]	80,700		1,352,532	1,352,532
Protective Life	37,270				37,270	1,438,249		1,438,249
Ramco-Gershenson Properties			122,600	[a]	122,600		2,724,172	2,724,172
Reinsurance Group of America			62,500	[a]	62,500		3,419,375	3,419,375
Signature Bank			100,200	[a,b]	100,200		2,655,300	2,655,300
Sterling Bancshares			53,600		53,600		499,016	499,016
Sunstone Hotel Investors			19,100		19,100		299,106	299,106
SVB Financial Group			24,600	[b]	24,600		1,114,380	1,114,380
Westamerica Bancorporation			67,400	[a]	67,400		3,190,042	3,190,042
						13,194,502	50,051,734	63,246,236

Health Care--10.7%
Abaxis			33,800	[a,b]	33,800		984,932	984,932
Align Technology	73,230	[a,b]	15,700	[a,b]	88,930	904,390	193,895	1,098,285
Alpharma, Cl. A	89,500	[a,b]			89,500	2,253,610		2,253,610
Amedisys	48,510	[a,b]			48,510	2,075,258		2,075,258
American Medical Systems Holdings	62,620	[a,b]			62,620	913,626		913,626
AngioDynamics	100,210	[b]			100,210	1,661,482		1,661,482
BioMarin Pharmaceutical			107,000	[a,b]	107,000		4,070,280	4,070,280
Biovail	64,730				64,730	917,224		917,224
Caraco Pharmaceutical Laboratories			53,800	[b]	53,800		883,934	883,934
CONMED			57,100	[b]	57,100		1,539,416	1,539,416
Cubist Pharmaceuticals			148,000	[a,b]	148,000		2,693,600	2,693,600
Cynosure, Cl. A			26,000	[b]	26,000		622,180	622,180
Cypress Bioscience			165,400	[a,b]	165,400		1,323,200	1,323,200
GTx			19,200	[a,b]	19,200		314,304	314,304
Hologic			22,900	[a,b]	22,900		1,381,099	1,381,099
Invacare			58,400		58,400		1,457,664	1,457,664
Lifecell			40,100	[a,b]	40,100		1,618,035	1,618,035
Martek Biosciences			119,800	[a,b]	119,800		3,433,468	3,433,468
Merit Medical Systems			59,100	[b]	59,100		936,735	936,735
Onyx Pharmaceuticals			42,400	[a,b]	42,400		1,158,368	1,158,368
OSI Pharmaceuticals			13,500	[b]	13,500		485,325	485,325
Salix Pharmaceuticals			260,900	[a,b]	260,900		1,761,075	1,761,075
Sciele Pharma	65,450	[a,b]	13,000	[a,b]	78,450	1,354,815	269,100	1,623,915
SonoSite	46,460	[a,b]			46,460	1,367,318		1,367,318
Stereotaxis			167,300	[a,b]	167,300		965,321	965,321
STERIS			30,300		30,300		745,986	745,986
Volcano	169,700	[b]			169,700	2,080,522		2,080,522
Zoll Medical	47,040	[b]			47,040	1,170,355		1,170,355
						14,698,600	26,837,917	41,536,517
Industrial--5.7%
American Ecology			123,000	[a]	123,000		3,063,930	3,063,930
Covanta Holding	59,810	[b]			59,810	1,715,351		1,715,351
Dycom Industries			16,400	[b]	16,400		187,616	187,616
First Advantage, Cl. A	38,830	[b]			38,830	772,329		772,329
General Cable	13,260	[a,b]			13,260	818,407		818,407
Geo Group	16,810	[b]			16,810	448,659		448,659
Glatfelter			18,400	[b]	18,400		242,328	242,328
Heartland Express	92,490				92,490	1,293,010		1,293,010
Knight Transportation	86,870	[a]			86,870	1,284,807		1,284,807
LSI Industries	105,240	[a]			105,240	1,398,640		1,398,640
Matrix Service			23,400	[b]	23,400		475,956	475,956
Michael Baker			21,000	[b]	21,000		604,800	604,800
Perini			62,600	[b]	62,600		2,346,248	2,346,248
Pike Electric	77,510	[a,b]			77,510	1,002,204		1,002,204
Robert Half International	3,210				3,210	86,510		86,510
Trico Marine Services			76,400	[b]	76,400		3,019,328	3,019,328
US Airways Group	54,010	[b]			54,010	669,724		669,724
UTI Worldwide	80,320				80,320	1,347,770		1,347,770
Watts Water Technologies, Cl. A	48,760	[a]			48,760	1,351,627		1,351,627
						12,189,038	9,940,206	22,129,244
Information Technology-3.4%
Applied Micro Circuits	121,482	[a,b]			121,482	902,611		902,611
Ariba	287,920	[a,b]			287,920	2,568,246		2,568,246
Arris Group	222,790	[b]			222,790	1,281,042		1,281,042
Emulex	34,100	[b]			34,100	507,408		507,408
Forrester Research	25,935	[a,b]			25,935	690,908		690,908
Hutchinson Technology	81,730	[b]			81,730	1,373,064		1,373,064
Insight Enterprises	10,730	[b]			10,730	188,097		188,097
Kemet	127,910	[a,b]			127,910	634,434		634,434
MoneyGram International	74,456	[a]			74,456	272,509		272,509
MSC.Software	145,810	[b]			145,810	1,847,413		1,847,413
NaviSite	144,920	[b]			144,920	588,375		588,375
Newport	20,500	[b]			20,500	215,455		215,455
Perot Systems, Cl. A	87,000	[b]			87,000	1,199,730		1,199,730
Rogers	14,000	[b]			14,000	443,520		443,520
Sonus Networks	59,230	[a,b]			59,230	196,644		196,644
Spansion, Cl. A	46,350	[a,b]			46,350	127,462		127,462
						13,036,918		13,036,918
Materials--1.3%
A.M. Castle & Co.	40,130	[a]			40,130	892,090		892,090
Cytec Industries	22,900				22,900	1,311,712		1,311,712
Packaging Corp. of America	64,200				64,200	1,463,118		1,463,118
Smurfit-Stone Container	173,970	[b]			173,970	1,383,061		1,383,061
						5,049,981		5,049,981
Non-Energy Minerals--1.0%
Hecla Mining			234,600	[a,b]	234,600		2,697,900	2,697,900
Kaiser Aluminum			14,300		14,300		1,048,905	1,048,905
							3,746,805	3,746,805
Process Industries--4.4%
AEP Industries			22,600	[a,b]	22,600		686,814	686,814
CF Industries Holdings			38,900	[a]	38,900		4,748,912	4,748,912
Grace (W.R.) & Co.			46,900	[b]	46,900		995,687	995,687
GrafTech International			203,100	[b]	203,100		3,253,662	3,253,662
Landec			198,300	[b]	198,300		1,860,054	1,860,054
Sensient Technologies			55,300	[a]	55,300		1,489,782	1,489,782
Terra Industries			83,700	[a,b]	83,700		3,784,077	3,784,077
							16,818,988	16,818,988
Producer Manufacturing--4.9%
American Superconductor			16,100	[a,b]	16,100		363,699	363,699
Ampco-Pittsburgh			14,000		14,000		530,040	530,040
Apogee Enterprises			53,100	[a]	53,100		817,209	817,209
Astec Industries			96,900	[b]	96,900		3,668,634	3,668,634
Chart Industries			55,600	[b]	55,600		1,907,636	1,907,636
Columbus McKinnon			33,100	[b]	33,100		947,984	947,984
FuelCell Energy			322,700	[a,b]	322,700		2,310,532	2,310,532
Knoll			169,000	[a]	169,000		2,379,520	2,379,520
L.B. Foster			21,600	[b]	21,600		914,976	914,976
NCI Building Systems			40,200	[a,b]	40,200		1,219,668	1,219,668
Superior Essex			109,100	[a,b]	109,100		3,096,258	3,096,258
Tecumseh Products, Cl. A			27,900	[b]	27,900		590,922	590,922
							18,747,078	18,747,078
Retail Trade--2.3%
Asbury Automotive Group			113,300	[a]	113,300		1,588,466	1,588,466
Casey's General Stores			12,600		12,600		315,630	315,630
Dress Barn			65,400	[a,b]	65,400		861,972	861,972
JoS. A. Bank Clothiers			47,200	[a,b]	47,200		1,075,216	1,075,216
Men's Wearhouse			102,900	[a]	102,900		2,370,816	2,370,816
Pacific Sunwear of California			178,400	[a,b]	178,400		1,990,944	1,990,944
Systemax			72,800	[a]	72,800		788,424	788,424
Winn-Dixie Stores			20,500	[a,b]	20,500		335,175	335,175
							9,326,643	9,326,643
Technology Services--6.9%
Air Methods			24,700	[b]	24,700		1,015,664	1,015,664
Ansoft			62,500	[b]	62,500		1,520,000	1,520,000
Apria Healthcare Group			141,400	[a,b]	141,400		3,069,794	3,069,794
Chemed			60,600	[a]	60,600		2,891,226	2,891,226
Internet Capital Group			59,400	[a,b]	59,400		516,780	516,780
Jack Henry & Associates			108,200	[a]	108,200		2,545,946	2,545,946
JDA Software Group			13,200	[b]	13,200		225,324	225,324
Manhattan Associates			89,500	[a,b]	89,500		1,974,370	1,974,370
MedCath			40,700	[b]	40,700		848,595	848,595
Omnicell			118,000	[a,b]	118,000		2,242,000	2,242,000
Phase Forward			70,200	[b]	70,200		1,118,286	1,118,286
Sohu.com			55,900	[b]	55,900		2,519,972	2,519,972
Sunrise Senior Living			82,700	[a,b]	82,700		2,264,326	2,264,326
Tyler Technologies			83,500	[b]	83,500		1,156,475	1,156,475
Vignette			205,200	[b]	205,200		2,595,780	2,595,780
							26,504,538	26,504,538
Telecommunication Services--2.3%
Alaska Communications Systems
Group			204,600	[a]	204,600		2,318,118	2,318,118
Cogent Communications Group	111,473	[a,b]			111,473	2,171,494		2,171,494
Leap Wireless International	32,110	[a,b]			32,110	1,373,024		1,373,024
NTELOS Holdings	96,220		26,300		122,520	2,052,373	560,979	2,613,352
Virgin Mobile USA, Cl. A	79,360	[a,b]			79,360	402,355		402,355
						5,999,246	2,879,097	8,878,343
Transportation--0.4%
Atlas Air Worldwide Holdings			17,300	[b]	17,300		875,380	875,380
SkyWest			26,900		26,900		595,028	595,028
							1,470,408	1,470,408
Utilities--2.9%
Central Vermont Public Service	38,620	[a]			38,620	924,949		924,949
CMS Energy	120,130	[a]			120,130	1,728,671		1,728,671
DPL	100,910	[a]			100,910	2,574,214		2,574,214
El Paso Electric			90,800	[b]	90,800		1,857,768	1,857,768
MGE Energy			23,000	[a]	23,000		725,880	725,880
Piedmont Natural Gas			49,000	[a]	49,000		1,205,400	1,205,400
Portland General Electric	100,930					2,354,697		2,354,697
						7,582,531	3,789,048	11,371,579

Total Common Stocks
(cost $108,979,194 and $280,075,830 respectively)						102,170,157	274,359,992	376,530,149

Other Investment—2.7%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $2,696,000 and $7,563,000 respectively)	2,696,000	[d]	7,563,000	[d]	10,259,000	2,696,000	7,563,000	10,259,000

Investment of Cash Collateral for
Securities Loaned—33.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $30,445,413 and $98,826,248 respectively)	30,445,413	[d]	98,826,248	[d]	129,271,661	30,445,413	98,826,248	129,271,661

Total Investments (cost $142,120,607 and $386,465,078 respectively)					133.5%	135,311,570	380,749,240	516,060,810
Liabilities, Less Cash and Receivables					(33.5%)	(30,721,803)	(98,777,847)	(129,499,650)
Net Assets					100.0%	104,589,767	281,971,393	386,561,160

a

All or a portion of these securities are on loan. At February 29, 2008, the total pro forma market value of the funds' securities on loan is $120,822,010 and the total pro forma market value of the collateral held by the funds is $129,276,647, consisting of cash collateral of $129,271,661 and U.S. Government and agency securities valued at $4,986.

b	Non-income producing

c

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $3,011,205 or 0.8% of pro forma net assets.

d	Investment in affiliated money market mutual fund.

As of 2/29/2008, all of the securities held by the Dreyfus Emerging Leaders Fund comport with the investment strategies and restrictions of the Dreyfus Small Company Value Fund and management does not anticipate having to dispose any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
February 29, 2008 (Unaudited)
		Dreyfus Emerging Leaders Fund	Dreyfus Small Company Value Fund	Adjustments**		Dreyfus Small Company Value Fund Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$ 274,359,992	$ 102,170,157			$ 376,530,149
	Affiliated issuers	106,389,248	33,141,413			139,530,661
	Cash	95,929	8,157			104,086
	Receivable for investment securities sold	7,627,045	1,328,979			8,956,024
	Dividends and interest receivable	241,509	94,147			335,656
	Receivable for shares of Common Stock subscribed	26,603	417			27,020
	Prepaid expenses	30,517	16,206			46,723

	Total Assets	388,770,843	136,759,476			525,530,319

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	301,517	113,696			415,213
	Liability for securities on loan	98,826,248	30,445,413			129,271,661
	Payable for investment securities purchased	7,159,147	1,386,196			8,545,343
	Payable for shares of Common Stock redeemed	246,595	160,716			407,311
	Interest payable	3,080	66			3,146
	Merger costs	-	-	92,000	(a)	92,000
	Accrued expenses	196,348	38,137			234,485

	Total Liabilities	106,732,935	144,224			138,969,159

NET ASSETS		$ 282,037,908	$ 104,615,252	$ 92,000	(a)	$ 386,561,160

REPRESENTED BY:	Paid-in capital	$ 265,871,935	$ 116,782,262			$ 382,654,197
	Accumulated undistributed investment income (loss) - net	843,685	(93,545)	(92,000)	(a)	658,140
	Accumulated net realized gain (loss) on investments	21,038,126	(5,264,427)			15,773,699
	Accumulated net unrealized appreciation (depreciation)
	on investments	(5,715,838)	(6,809,038)			(12,524,876)

NET ASSETS		$ 282,037,908	$ 104,615,252	$ (92,000)	(a)	$ 386,561,160

Dreyfus Emerging Leaders Fund (100 million shares, $.001par value Common Stock authorized)
Net Assets		$ 281,971,393
Shares outstanding		11,964,705
Net asset value, offering price and redemption
price per share		$ 23.57

Dreyfus Small Company Value Fund (100 million shares, $.001 par value Common Stock authorized)
Net Assets			$ 104,615,252	$ (92,000)	(a)	$ 386,561,160
Shares outstanding			5,295,895	2,314,186		19,574,786
Net asset value, offering price and redemption
price per share			$ 19.75			$ 19.75

* Investments in securities, at cost
Unaffiliated issuers		$ 280,075,830	$ 108,979,194			$ 389,055,024
Affiliated issuers		$ 106,389,248	$ 33,141,413			$ 139,530,661

**Adjustment to reflect the exchange of shares outstanding from Dreyfus Emerging Leaders Fund to Dreyfus Small Company Value Fund. (a) Includes expenses incurred as a result of the merger.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended February 29, 2008 (Unaudited)
		Dreyfus Emerging Leaders Fund	Dreyfus Small Company Value Fund	Adjustments		Dreyfus Small Company Value Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $1,869 and $684 foreign taxes withheld at source, respectively)
	Unaffiliated issuers	$ 5,421,936	$ 1,230,331	$		$ 6,652,267
	Affiliated issuers	269,213	46,877			316,090
	Income from securities lending	758,616	289,306			1,047,922
	Total Income	6,449,765	1,566,514			8,016,279

EXPENSES:	Management fee	4,026,035	926,880	(671,006)	(a)	4,281,909
	Shareholder servicing costs	1,847,630	440,474	(100,000)	(b)	2,188,104
	Professional fees	44,785	35,607	(35,000)	(b)	45,392
	Prospectus and shareholders' reports	27,970	15,514	(15,000)	(b)	28,484
	Directors' fees and expenses	22,945	6,855	(12,500)	(b)	17,300
	Registration fees	15,687	17,204	(12,000)	(b)	20,891
	Custodian fees	42,837	39,131	(15,000)	(b)	66,968
	Loan commitment fees	3,607	1			3,608
	Interest expense	3,409	5,001			8,410
	Miscellaneous	25,097	17,694	(15,000)	(b)	27,791
	Total Expenses	6,060,002	1,504,361	(875,506)		6,688,857

	Less - reduction in custody fees due to earnings credits	(6,040)	(3,817)			(9,857)
	Net Expenses	6,053,962	1,500,544	(875,506)		6,679,000

INVESTMENT INCOME - NET		395,803	65,970	875,506		1,337,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	57,096,013	12,281,103			69,377,116
	Net unrealized appreciation (depreciation) on investments	(135,735,980)	(17,173,066)			(152,909,046)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		(78,639,967)	(4,891,963)			(83,531,930)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS :		$ (78,244,164)	$ (4,825,993)	$ 875,506		$ (82,194,651)

(a) This expense savings primarily results from lower asset based fees of the combined entity. (b) This expense savings primarily results from the elimination of certain fixed expenses.

See notes to unaudited pro forma financial statements.

Dreyfus Small Company Value Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 15, 2008, the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Small Company Value Fund (the "Acquiring Fund") and Dreyfus Emerging Leaders Fund (the "Fund"), approved a Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on February 29, 2008. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended February 29, 2008. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on February 29, 2008. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's shares on February 29, 2008 by the net asset value per share of the Acquiring Fund on February 29, 2008.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on March 1, 2007. The funds will bear the costs of the Exchange pro rata, based on their aggregate net assets.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE  6--Bank Line of Credit:

Dreyfus Emerging Leaders Fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

     Dreyfus Small Company Value Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.